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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2002


                          GLOBAL IMAGING SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                     000-24373               59-3247752
            --------                     ---------               ----------
  (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                3820 Northdale Blvd., Suite 200A, Tampa, FL 33624
                -------------------------------------------------

               (Address of principal executive offices - zip code)

                                 (813) 960-5508
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (former name or former address, if changed since last report)



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                          GLOBAL IMAGING SYSTEMS, INC.


Item 5.   Other Events

     Attached as Exhibits to this form are the documents listed below:

EXHIBIT                            DOCUMENT
-------                            --------

  1.1   Underwriting Agreement dated February 25, 2002 among Global
        Imaging Systems, Inc. (the "Company"), Raymond James & Associates, Inc., UBS Warburg LLC, Robert W. Baird & Co. Incorporated, the additional underwriters named therein, and certain stockholders of the Company

  5.1   Opinion of Hogan & Hartson L.L.P.

 23.1   Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2002                  GLOBAL IMAGING SYSTEMS, INC.


                                          By: /s/ Raymond Schilling
                                             -----------------------------------
                                          Raymond Schilling
                                          Senior Vice President, Chief Financial
                                          Officer, Secretary and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT                            DOCUMENT
-------                            --------

  1.1   Underwriting Agreement dated February 25, 2002 among Global
        Imaging Systems, Inc. (the "Company"), Raymond James & Associates, Inc., UBS Warburg LLC, Robert W. Baird & Co. Incorporated, the additional underwriters named therein, and certain stockholders of the Company

  5.1   Opinion of Hogan & Hartson L.L.P.

 23.1   Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)